SUPPLEMENT TO THE
FIDELITY FREEDOM FUND'STM    OCTOBER 11, 1996     PROSPECTUS
The following information replaces the similar information found in the section entitled "Expenses" beginning on page 5.
FIDELITY FREEDOM INCOME FUNDTM
Management fee (after reimbursement)     .08 %
12b-1 fee None
Other expenses     .00 %
Total fund operating expenses .08 %
FIDELITY FREEDOM 2000 FUNDTM
Management fee (after reimbursement)     .08 %
12b-1 fee None
Other expenses     .00 %
Total fund operating expenses .08 %
FIDELITY FREEDOM 2010 FUNDTM
Management fee (after reimbursement)     .08 %
12b-1 fee None
Other expenses     .00 %
Total fund operating expenses    .08 %
FIDELITY FREEDOM 2020 FUNDTM
Management fee (after reimbursement)     .08 %
12b-1 fee None
Other expenses     .00 %
Total fund operating expenses    .08 %
FIDELITY FREEDOM 2030 FUNDTM
Management fee (after reimbursement)     .08 %
12b-1 fee None
Other expenses     .00 %
Total fund operating expenses    .08 %
The following information replaces the similar information found on page 6. Based on the estimated expense ratio of each Freedom Fund plus a weighted average of the expense ratios of the underlying Fidelity funds (as of each underlying Fidelity fund's most recently reported fiscal year end) in which each Freedom Fund currently expects to invest, the total operating expenses of each Freedom Fund (calculated as a percentage of average net assets) are estimated to be as follows: Freedom Income: 0.67%; Freedom 2000: 0.82%; Freedom 2010: 0.91%; Freedom 2020: 0.93%; and Freedom 2030: 0.95%. These
expense ratios may be higher or lower depending on the allocation of a Freedom Fund's assets among the underlying Fidelity funds, and the actual expenses of the underlying Fidelity funds.
                 1      3
                 Year   Years

Freedom Income   $ 7    $ 21

Freedom 2000     $ 8    $ 26

Freedom 2010     $ 9    $ 29

Freedom 2020     $ 10   $ 30

Freedom 2030     $ 10   $ 30

Strategic Advisers has voluntarily agreed to temporarily limit each Freedom Funds' total operating expenses to 0.08% of average net assets. If these agreements were not in effect, the management fee, other expenses, and total operating expenses would be 0.10%, 0.00%, and 0.10%, respectively, for each Freedom Fund. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
   The following information replaces the similar information found in the section entitled "Breakdown of Expenses" on page 17.
OTHER EXPENSES
FIIOC performs the transfer agency, dividend disbursing and shareholder servicing functions for each Freedom Fund. The Freedom Funds do not bear the cost of these services performed by FIIOC. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for each Freedom Fund, maintains each Freedom Fund's general accounting records, and administers the securities lending program for each Freedom Fund. Pursuant to administration agreements between Strategic Advisers and FMR, FMR bears the cost of the services performed by FSC and pays certain other expenses of the Freedom Funds. Strategic Advisers pays FMR a monthly administration fee equal to the monthly management fee Strategic Advisers receives from each Freedom Fund, minus an amount equal to an annual rate of 0.02% of that Freedom Fund's average net assets.
The following information replaces similar information found in "How to Buy Shares" on page 20.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts  $500
TO ADD TO AN ACCOUNT $250
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts  $250
Through regular investment plans*  $100
MINIMUM BALANCE $2000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts  $500
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "REGULAR INVESTMENT PLANS", PAGE 25.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details. The following information replaces the similar information found in "How to Sell Shares" on page 22.
    IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES,    leave at least
$2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
The following information replaces the similar information found in "Transaction Details" on page 28.
    FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE    of
$12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
    IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000,    you will be given 30
days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.

SUPPLEMENT TO THE FIDELITY FREEDOM FUNDS(trademark):
FIDELITY FREEDOM INCOME FUND(trademark)
FIDELITY FREEDOM 2000 FUND(trademark)
FIDELITY FREEDOM 2010 FUND(trademark)
FIDELITY FREEDOM 2020 FUND(trademark)
FIDELITY FREEDOM 2030 FUND(trademark)
FUNDS OF FIDELITY ABERDEEN STREET TRUST

STATEMENT OF ADDITIONAL INFORMATION
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
OCTOBER 11, 1996
Effective January 19, 1997, the following information replaces the similar information found in the "Management Contracts" and "Contracts with FMR Affiliates" sections on pages 28 and 29:
MANAGEMENT CONTRACTS
Each Freedom Fund employs Strategic Advisers to furnish investment advisory and other services. Under its management contract with each fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. Strategic Advisers is authorized, in its discretion, to allocate each fund's assets among the underlying Fidelity funds in which the fund may invest. Strategic Advisers also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all personnel of each fund or Strategic Advisers performing services relating to research, statistical, and investment activities.
Strategic Advisers is responsible for the payment of all expenses of each Freedom Fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust, Strategic Advisers, or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); shareholder charges (if any) associated with investing in the underlying Fidelity funds; and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
Strategic Advisers is each Freedom Fund's manager pursuant to management contracts dated July 18, 1996, which were approved by FMR, as the then sole shareholder of each Freedom Fund on October 11, 1996. The management fee paid to Strategic Advisers is reduced by an amount equal to the fees and expenses paid by the Freedom Fund to the non-interested Trustees.
For the services of Strategic Advisers under each management contract, each Freedom Fund pays Strategic Advisers a monthly management fee at the annual rate of 0.10% of the fund's average net assets throughout the month. Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of each Freedom Fund's operating expenses (exclusive of interest, taxes, brokerage commissions, shareholder charges, and extraordinary expenses). Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by Strategic Advisers will increase each Freedom Fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield.
Strategic Advisers has entered into administration agreements with FMR, under the terms of which FMR provides the management and administrative services (other than the investment advisory services) necessary for the operation of each Freedom Fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
FMR pays all expenses of each Freedom Fund with certain exceptions as described above. Specific expenses payable by FMR include, without limitation, expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, and the fees of the custodian, auditor and interested Trustees; each fund's proportionate share of insurance premiums and Investment Company Institute dues. FMR also compensates all officers of each fund and all Trustees who are "interested persons" of the trust, Strategic Advisers, or FMR. FMR arranges for the performance of transfer agent and dividend disbursing services through FIIOC, and portfolio and general accounting record maintenance through FSC.
For the services of FMR under each administration agreement, Strategic Advisers pays FMR a monthly administration fee equal to the monthly management fee received by Strategic Advisers from each Freedom Fund, minus an amount equal to an annual rate of 0.02% of that fund's average net assets throughout the month.
CONTRACTS WITH FMR AFFILIATES
FIIOC, an affiliate of Strategic Advisers and FMR, is the transfer, dividend disbursing, and shareholder servicing agent for shares of each Freedom Fund.
Under this arrangement, FIIOC receives no fees for providing these services to the Freedom Funds. However, each underlying Fidelity fund pays its respective transfer, dividend disbursing, and shareholder servicing agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of accounts in and assets of the Freedom Funds invested in such underlying Fidelity fund.
FIIOC bears the expenses of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Also, FIIOC pays out-of-pocket expenses associated with transfer agent services.
FSC, an affiliate of Strategic Advisers and FMR, performs the calculations necessary to determine the NAV and dividends for shares of each Freedom Fund, maintains each fund's accounting records, and administers each fund's securities lending program. For pricing and bookkeeping services, FSC receives a fee based on each Freedom fund's average net assets. FSC also receives fees for administering each fund's securities lending program.
FMR must bear the cost of pricing and bookkeeping services pursuant to its administration agreements with Strategic Advisers.
Each Freedom Fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers or FMR.